Exhibit 99.1

                    VISTA INFORMATION SOLUTIONS, INC.
                  PRO FORMA CONSOLIDATED BALANCE SHEETS
                               (UNAUDITED)
                              JULY 31, 1997


                                                                            PRO FORMA
ASSETS                                                     HISTORICAL      ADJUSTMENTS        PRO FORMA
---------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
  Cash and cash equivalents                               $     8,390     $ 1,071,679(A)     $ 1,080,069
  Trade accounts receivable, less allowance for
    doubtful accounts of $245,136                           2,006,770                          2,006,770
  Prepaid expenses & other assets                             452,730                            452,730
                                                          -----------------------------------------------
  Total current assets                                      2,467,890         1,071,679        3,539,569

EQUIPMENT, FURNITURE AND SOFTWARE, AT COST
  Equipment and furniture                                   3,321,767                          3,321,767
  Purchased software                                          313,254                            313,254
                                                            3,635,021                          3,635,021
  Less accumulated depreciation and amortization           (2,550,189)                        (2,550,189)
                                                          -----------------------------------------------
  Net equipment, furniture and software                     1,084,832                          1,084,832

ACQUIRED TECHNOLOGY AND ENVIRONMENTAL DATABASES
  less accumulated amortization of
    $9,330,241                                              2,332,560                          2,332,560

                                                          -----------------------------------------------
DEPOSITS                                                       52,597                             52,597
                                                          -----------------------------------------------
    TOTAL ASSETS                                            5,937,879         1,071,679        7,009,558
                                                          -----------------------------------------------
                                                          -----------------------------------------------
See Notes to Financial Statements


                                                                             PRO FORMA
LIABILITIES AND STOCKHOLDERS' EQUITY                       HISTORICAL        ADJUSTMENTS        PRO FORMA
---------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES:
  Note payable to bank                                        978,361         (978,361)(B)       -
  Current maturities of long-term obligations               1,801,869         (238,000)(C)    1,563,869
  Trade accounts payable                                    1,224,250                         1,224,250
  Accrued development costs                                   487,500                           487,500
  Accrued compensation and employee benefits                  140,535                           140,535
  Accrued interest                                            345,645                           345,645
  Deferred revenue                                            170,987                           170,987
  Other current liabilities                                   153,059                           153,059
                                                          -----------------------------------------------
    TOTAL CURRENT LIABILITIES                               5,302,206       (1,216,361)       4,085,845

LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES              2,411,894       (2,013,866)(D)      398,028
                                                          -----------------------------------------------
    TOTAL LIABILITIES                                       7,789,721       (3,230,227)       4,483,873

STOCKHOLDERS' EQUITY
  Preferred stock, Series B convertible, par value $.01;
    liquidation value $3,000,000,
    authorized 200,000 shares; 200,000 shares
    issued and outstanding                                      2,000                             2,000
  Preferred stock, Series C convertible, par value $.01;
    liquidation value $10,802,185,
    authorized 670,000 shares; 588,109 shares
    issued and outstanding                                      5,881                             5,881
  Preferred stock, Series D convertible, par value $.01;
    liquidation value $2,499,982,
    authorized 240,000 shares; 187,134 shares
    issued and outstanding                                      1,871                             1,871
  Preferred stock, Series E convertible, par value $.01;
    liquidation value $2,500,500,
    authorized 1,000 shares; 1,000 shares
    issued and outstanding                                                          25(E)            25
  Preferred stock, Series F convertible, par value $.01;
    liquidation value $2,500,000,
    authorized 1,000 shares; 1,000 shares
    issued and outstanding                                                          25(E)            25
  Common stock, par value $.01; authorized
    43,890,000 shares, issued and outstanding
    13,656,081                                                136,561                           136,561
  Additional paid-in capital                               28,765,607        4,849,950(E)    33,615,557
  Accumulated deficit                                     (30,688,101)        (548,134)     (31,236,235)
                                                          -----------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY                             (1,700,560)       4,301,866        2,525,685
                                                          -----------------------------------------------
                                                          $ 6,089,161        1,071,639      $ 7,009,558
                                                          -----------------------------------------------
                                                          -----------------------------------------------
See Notes to Financial Statements


                    VISTA INFORMATION SOLUTIONS, INC.
             PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                               (UNAUDITED)
                 FOR THE SEVEN MONTHS ENDED JULY 31, 1997


                                                                            PRO FORMA
                                                           HISTORICAL      ADJUSTMENTS        PRO FORMA
---------------------------------------------------------------------------------------------------------
REVENUES:                                                 $ 5,584,980                         $5,584,980

COST OF REVENUES                                            1,387,462                          1,387,462
                                                          -----------------------------------------------
    GROSS MARGIN                                            4,197,518                          4,197,518

OPERATING EXPENSES
  Sales and general and administrative                      3,318,167                          3,318,167
  Research and development                                    513,738                            513,738
  Depreciation and amortization                             2,722,363                          2,722,363
                                                          -----------------------------------------------
    OPERATING LOSS                                         (2,356,750)                        (2,356,750)

  Interest income (expense):                                 (549,050)         (549,134)(C)   (1,098,184)
  Other income (expense):                                     (17,305)                           (17,305)
                                                          -----------------------------------------------

NET LOSS                                                   (2,923,105)         (549,134)(C)   (3,472,239)
                                                          -----------------------------------------------
                                                          -----------------------------------------------

NET LOSS PER SHARE                                             ($0.23)           ($0.04)          ($0.27)
                                                          -----------------------------------------------
                                                          -----------------------------------------------

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING                                       12,832,290                         12,832,290
                                                          -----------------------------------------------
                                                          -----------------------------------------------

See Notes to Financial Statements


                    VISTA Information Solutions, Inc.

     NOTES TO THE CONSOLIDATED PROFORMA FINANCIAL STATEMENTS FOR THE
                     SEVEN MONTHS ENDED JULY 31, 1997
                               (Unaudited)

-------------------------------------------------------------------------------

    The unaudited ProForma Consolidated Balance Sheet has been prepared to reflect certain transactions as if the proceeds of the Preferred Stock Offering had been used to repay certain debt obligations on July 31, 1997.
The unaudited ProForma Consolidated Statement of Operations has been prepared to reflect these transactions as if they occurred on January 1, 1997.

   The specific proforma adjustments reflected in the attached statements are as follows:


A.  CASH AND CASH EQUIVALENTS
    Proceeds from the sale of Series E and Series F Preferred
Stock were used to repay certain liabilities disclosed below and to pay related costs of approximately $150,000.

B.  NOTE PAYABLE TO BANK
    Proceeds from the sale of Series E and Series F Preferred
Stock were used to retire the outstanding balance payable to Silicon Valley Bank under the Factoring Loan Agreement. At July 31, 1998, this balance was $978,361. At the time proceeds from the sale of Preferred Stock were distributed, the estimated, outstanding balance was $1,054,568.94.

C.  CURRENT MATURITIES OF LONG-TERM OBLIGATIONS
    Proceeds from the sale of Series E and Series F Preferred
Stock of approximately $300,000 were used to retire the outstanding balance payable to SIRROM Capital under the 1997 Secured Promissory Note. Payment of this indebtedness will cause the Company to amortize the unamortized discount which arose from the value ascribed to the warrants issued to SIRROM in connection with the Secured Promissory Note which have been recorded on the Company's Balance Sheets as a discount to the face value of the Note.

D.  LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES
    Proceeds from the sale of Series E and Series F Preferred Stock of approximately $2,500,000 were used to retire the outstanding balance payable to SIRROM Capital under the 1996 Secured Promissory Note. Payment of this indebtedness will cause the Company to amortize the unamortized discount which arose from the value ascribed to the warrants issued to SIRROM in connection with the Secured Promissory Note which have been recorded on the Company's Balance Sheets as a discount to the face value of the Note. In addition, there is a reduction in interest expense associated with the repayment of this debt as of January 1, 1997.

E.  PAR VALUE AND ADDITIONAL PAID IN CAPITAL
    Each of the Series E and Series F Preferred Stock have a Par Value of $0.01 per share with an aggregate Par Value of $25.00 for Series E Preferred Stock and $25.00 for Series F Preferred Stock. Costs associated with the sale and issuance of these shares have been deducted from Additional Paid in Capital as reflected on the Company's Balance Sheets.

    The unaudited pro forma Consolidated Balance Sheet and Statement of Operations is not necessarily indicative of what the actual financial position would have been at July 31, 1997, nor does it purport to represent any projection of what the actual results would have been had the transactions described above been consummated on January 1, 1997.